UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 16) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Spirit Airlines, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 ☐ Fee paid previously with preliminary materials.

The following message was sent from Ted Christie, the Chief Executive Officer of Spirit Airlines, Inc., to all Spirit team members on June 24, 2022. Spirit Family, Over the last few months, I have committed to keeping you updated on our path forward, and today I’m pleased to share a pivotal update on our company’s future. Spirit and Frontier have agreed to a second amendment to our merger agreement. The full details are included in the press release we issued earlier today, but in short, the amended agreement says: • Frontier will increase the per-share consideration payable to Spirit stockholders to $4.13, in addition to the per-share stock consideration of 1.9126 shares of Frontier that Frontier previously agreed to pay Spirit stockholders. • Frontier has also agreed that, as part of the $4.13 per-share consideration, $2.22 per share will be prepaid to Spirit stockholders as a cash dividend following approval of the transaction by Spirit stockholders. The $2.22 per share dividend will be funded by Frontier. • Frontier will increase its reverse termination fee to $350 million. Spirit’s Board of Directors carefully reviewed the terms of JetBlue’s revised proposal received on June 20, 2022 and instructed Spirit’s management and advisers to engage in extensive discussions with JetBlue, including negotiating further the terms of JetBlue’s draft merger agreement and providing extensive additional due diligence to JetBlue and its advisors. After considering this review and discussions, Spirit’s Board of Directors determined JetBlue’s revised offer is not a Superior Proposal. Here’s why: • The Board continues to believe that a JetBlue transaction raises greater concerns about regulatory approval than the Frontier transaction. • Unlike JetBlue’s offer – a fixed cash offer that does not include any incremental value from continuing ownership – a merger with Frontier offers a value creation opportunity by capitalizing on synergies, fully participating in the pandemic recovery, and realizing growth from becoming a stronger competitor.

• The Spirit Board firmly believes that merging with Frontier is the most financially and strategically compelling path forward for all stakeholders, especially given the increased per- share consideration and enhanced reverse termination fee. As a next step, our stockholders will have the opportunity to vote on the Frontier merger on June 30. We will be doing everything in our power to secure a favorable vote and continue on our path to closing the transaction. The regulatory review process for our combination with Frontier has been proceeding as planned while the Board reviewed JetBlue’s offer, but please remember that it could still be several months until we potentially close. We’re aware of the distraction this process has caused and could not be prouder of our Spirit Family and your steadfast dedication to our airline over the past several months. Thank you once again for all your support as we move toward a bright future with Frontier. Keep up the great work, and we’ll continue to keep you updated as there’s more news to share. Ted

The following note was sent from Ted Christie, the Chief Executive Officer of Spirit Airlines, Inc., to all Spirit officers on June 24, 2022. All, We just issued a press release and sent a note to all Team Members regarding our amended merger agreement with Frontier and the Board’s determination that the revised offer Spirit received from JetBlue on June 20, 2022 is NOT a Superior Proposal. Below you’ll find a few FAQs to help you field questions from your teams. Thanks for your continued leadership and support for our Spirit Family. Ted FAQ for use to answer questions from Team Members 1. What are the terms of the new agreement? • Spirit and Frontier have agreed to a second amendment to our merger agreement with increased per share consideration for Spirit stockholders. • Under the amended agreement, Spirit stockholders will receive 1.9126 shares of Frontier plus $4.13, or a $2 increase from the original offer. • Frontier has also agreed that $2.22 per share will be prepaid to Spirit stockholders on a record date to be determined as a cash dividend following approval of the transaction by Spirit stockholders and consistent with all applicable laws, including restrictions under the CARES Act. The $2.22 per share dividend will be funded by Frontier. • Frontier also increased its reverse termination fee (RTF) to $350 million. • The number of directors of the combined company to be named by Frontier will increase by one and the number of directors of the combined company to be named by Spirit will decrease by one. • The Spirit Board firmly believes that merging with Frontier is the most financially and strategically compelling path forward for all stakeholders, especially given the increased per-share consideration and enhanced reverse termination fee. The Board has reiterated its recommendation that stockholders vote FOR the Frontier transaction. 2. What does it mean that Spirit determined that JetBlue’s offer is NOT a ‘Superior Proposal’? • The Spirit Board firmly believes that merging with Frontier is the most financially and strategically compelling path forward for all stakeholders, especially given the increased per-share consideration and enhanced reverse termination fee. • The Board continues to believe that a JetBlue transaction raises greater concerns about regulatory approval than the Frontier transaction. 3. What led the Board to this conclusion?

• This follows a thorough process that involved extensive conversations with Frontier, JetBlue and their respective advisors. We negotiated in good faith with all parties involved. • The Spirit Board firmly believes that merging with Frontier is the most financially and strategically compelling path forward for all stakeholders, especially given the increased per-share cash consideration and enhanced reverse termination fee. • The Board continues to believe that a JetBlue transaction raises greater concerns about regulatory approval than the Frontier transaction. • Accordingly, the Board has reiterated its recommendation that stockholders vote FOR the Frontier transaction. 4. What happens next? • As a next step, our stockholders will have the opportunity to vote on the Frontier merger on June 30. • We will be doing everything in our power to secure a favorable vote and continue on our path to closing the transaction. • Meanwhile, the regulatory review process for our combination with Frontier has been proceeding as planned while the Board reviewed JetBlue’s proposal, but please remember that it could still be several months until we potentially close. 5. What do you think JetBlue will do next? • We are not going to speculate on what JetBlue will do. • We are focused on doing everything in our power to secure a favorable vote and continue on our path to closing the Frontier transaction. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.